Supplement to the John Hancock Declaration Trust Prospectus
                      for John Hancock V.A. World Bond Fund




On December 8, 1998, the Trustees of the John Hancock V. A. World Bond Fund (the
"Fund")   voted  to  recommend   that  the   shareholders   approve  a  tax-free
reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled for March 18, 1999, the Fund would transfer all of its assets and liabilities to the John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund") in a tax-free exchange for shares of equal value of V.A. Strategic Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to shareholders on or about February 18, 1999.

Effective December 9, 1998, John Hancock V.A. World Bond Fund will be closed to all new accounts.


December 9, 1998